UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-04710

Exact name of registrant as specified in charter:	The Asia Pacific Fund, Inc.

Address of principal executive offices:	Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	973-367-7521

Date of fiscal year end:	3/31/2014

Date of reporting period:	3/31/2014

Item 1 – Reports to Stockholders

ANNUAL REPORT

March 31, 2014

The Asia Pacific Fund, Inc.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that The Asia Pacific Fund, Inc. (the “Fund”) may purchase, from time to time, shares of its common stock at market prices.

This report, including the financial statements herein, is transmitted to the shareholders of the Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

The Asia Pacific Fund, Inc.

Gateway Center Three

100 Mulberry Street

Newark, NJ 07102-4077

For general information on the Fund, please call (toll-free) the Pristine Advisers, our shareholders’ servicing agent, at: 1-(888) 4-ASIA-PAC

Current information about the Fund is available on its website (http://www.asiapacificfund.com). This website includes monthly updates of the Fund’s performance and other data as well as the Manager’s quarterly presentation of performance and asset allocations and comments on the current Asian outlook.

NYSE: APB

CUSIP: 044901106

The Asia Pacific Fund, Inc.

Share Price, Net Asset Value and Distribution History (Unaudited)

Quarter End	Closing Price at Quarter End	Net Asset Value per Share at Quarter End	Dividends and Distributions During Quarter*
Financial Year 2013/2014
June	$10.10	$11.17	—
September	10.12	11.28	—
December	10.51	11.71	—
March	10.33	11.50	—

Financial Year 2012/2013
June	$9.54	$10.71	—
September	10.28	11.51	—
December	10.82	12.19	—
March	10.76	11.92	—

Financial Year 2011/2012
June	$12.12	$13.21	—
September	9.36	10.00	—
December	9.40	10.37	—
March	10.58	11.67	—

Financial Year 2010/2011
June	$9.19	$10.08	—
September	11.02	12.10	—
December	11.95	12.94	—
March	11.83	13.06	—

Financial Year 2009/2010
June	$8.38	$8.89	—
September	9.68	10.24	—
December	10.40	11.08	—
March	9.95	10.97	—

*	There were no distributions over the 5 years to March 31, 2014. Total per share distributions over the Fund’s life (commencement of operations: May 4, 1987) have amounted to $30.78.

The Asia Pacific Fund, Inc.

The Fund’s Management

Directors

Michael J. Downey, Chairman

Jessica M. Bibliowicz

Robert H. Burns

Robert F. Gunia

Duncan M. McFarland

David G. P. Scholfield

Nicholas T. Sibley

William G. Tung

Officers

Raymond Tam, President

Grace C. Torres, Vice-President

M. Sadiq Peshimam, Treasurer and Chief Financial Officer

Deborah A. Docs, Secretary and Chief Legal Officer

Andrew R. French, Assistant Secretary

Valerie M. Simpson, Chief Compliance Officer

Theresa C. Thompson, Deputy Chief Compliance Officer

Investment Manager

Value Partners Hong Kong Limited

9th Floor, Nexxus Building

41 Connaught Road Central

Hong Kong

Administrator

Prudential Investments LLC

Gateway Center Three

100 Mulberry Street

Newark, NJ 07102-4077

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10286

Transfer Agent

Computershare Trust Company N.A.

P.O. Box 43011

Providence, RI 02940-3011

Independent Registered Public Accounting Firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legal Counsel

Sullivan & Cromwell LLP

125 Broad Street

New York, New York 10004

The Asia Pacific Fund, Inc.

Report of the Investment Manager (Unaudited)

for the fiscal year ended March 31, 2014

Overview

During the fiscal year ended March 31, 2014, the Fund’s net asset value (NAV) per share dropped 3.5%.

This compares with an increase of 3.1% in the Fund’s reference benchmark, the MSCI All Countries (AC) Asia Ex-Japan Gross Index. By way of international comparison, returns of the S&P 500 Price and MSCI World Gross indices were +19.3% and +19.7%, respectively.

The top three performing major markets within the region, as measured by the MSCI country indices in US dollar terms over the period, were Taiwan (+11.2%), Malaysia (+8.2%) and Vietnam (+8.0%). The major laggards were Indonesia (-17.8%), Thailand (-16.4%) and the Philippines (-9.1%). Almost all Asian currencies weakened against the US dollar except for the Korean Won and the Hong Kong Dollar.

Calendar year 2013 has been a relatively mixed year for Asian equity markets. A directionless first half of the year hit a low in late June after the Shanghai Interbank Offered Rate (SHIBOR) spiked, but made a steady recovery in the second half. In particular, North Asian markets like China made more significant gains after the Third Plenary Session of the 18th Central Committee of the Communist Party in November. Stepping into 2014, the first quarter has again been a volatile time for stocks in Asia, as weaker macro data across the region weighed on sentiment. With mixed economic data, China’s markets were driven lower. Meanwhile, macroeconomic indicators in Korea started improving late in the first quarter, suggesting that the spillover effects from stronger growth in developed economies were starting to materialize. ASEAN markets also performed relatively stronger in the region despite political instability in various countries.

Since Value Partners took over the management of the portfolio on October 1, 2013, we have pursued a benchmark-agnostic strategy to identify high-dividend stocks by investing in businesses with the ability and willingness to pay dividends. As such, we seek companies that may generate strong cash flow from operations which reflects a higher quality of earnings and a more robust business at an attractive valuation.

The Fund underperformed its reference benchmark during the last two quarters of this fiscal year. The underperformance primarily came from two sources: (i) underweight to the information technology sector which experienced a good rally during the period; and (ii) underweight to ASEAN countries, such as Indonesia, which had recovered strongly so far in 2014. On a positive note, the Fund’s overweight to the consumer discretionary sector, as well as some specific stock picks in this sector and the financial sector, helped to offset some of the detractors.

The Asia Pacific Fund, Inc.

Table 1. Stock Market Performance

April 2013 – March 2014 (MSCI free indices on a gross basis in USD terms)

Country - Index	2Q 2013%	3Q 2013%	4Q 2013%	1Q 2014%	1 Yr to 03/31/2014%
North Asia
Hong Kong	–4.6	5.9	3.4	–3.4	3.7
Taiwan	1.6	2.8	4.3	1.1	11.2
Korea	–10.0	6.8	4.0	–2.0	5.5
China	–6.5	5.3	3.8	–5.9	2.5
ASEAN
Singapore	–6.3	6.7	0.7	–0.9	–2.1
Malaysia	6.2	3.9	5.4	–0.4	8.2
Thailand	–8.5	10.1	–10.4	7.5	–16.4
Indonesia	–6.5	–3.8	–4.7	21.2	–17.8
Philippines	–8.6	4.7	–5.0	10.3	–9.1
South Asia
Sri Lanka	1.1	1.4	8.1	0.3	–0.7
India	–5.6	9.2	10.3	8.2	6.7
Vietnam	–11.1	4.1	3.0	16.5	8.0
Region
MSCI AC Asia Ex-Japan Gross	–5.2	5.5	3.4	–0.7	3.1
Source: Morningstar (Value Partners).

Table 2. Currency Market Performance vs USD (Month-ends)*

March 2013 – March 2014

Currency US$/Local rate	Mar 2013	Jun 2013	Sep 2013	Dec 2013	Mar 2014	12M Change %
North Asia
South Korean Won	1,113	1,142	1,075	1,055	1,064	4.5
Chinese Renminbi	6.21	6.14	6.12	6.05	6.22	–0.1
Hong Kong Dollar	7.76	7.76	7.76	7.75	7.76	0.1
New Taiwan Dollar	29.90	29.97	29.57	29.80	30.45	–1.8
ASEAN
Thai Baht	29.29	31.02	31.28	32.86	32.44	–9.7
Philippine Peso	40.81	43.20	43.54	44.38	44.85	–9.0
Singapore Dollar	1.24	1.27	1.25	1.26	1.26	–1.4
Malaysian Ringgit	3.10	3.16	3.26	3.28	3.27	–5.2
Indonesian Rupiah	9,718	9,925	11,580	12,170	11,360	–14.5
South Asia
Sri Lankan Rupee	126.75	130.40	132.00	130.80	130.70	–3.0
Vietnamese Dong	20,950	21,205	21,113	21,095	21,098	–0.7
Indian Rupee	54.35	59.43	62.61	61.86	59.72	–9.0
Source: Morningstar (Value Partners).

*	Rounded up to the nearest tenth of one percent

The Asia Pacific Fund, Inc.

Report of the Investment Manager (Unaudited)

continued

Chart 1. Performance of the Asia Pacific Fund’s NAV against its Benchmark Index*

*	Investment involves risk and past performance figures shown are not indicative of future performance.

Note:	The graph compares a $100 investment in the The Asia Pacific Fund, Inc. with a similar investment in the MSCI AC Asia Ex-Japan Gross Index by portraying the initial account values at the beginning of the 10-year period (March 31, 2004) and the account values at the end of the current fiscal year (March 31, 2014) as measured on a quarterly basis.

Source: Lipper, a Thompson Reuters Company (Prudential Investments LLC).

Performance

During the 12-month period ended March 31, 2014, the Fund’s NAV per share was down $0.42 as it dropped from $11.92 to $11.50. In percentage terms, the Fund’s total return performance was -3.5%. This compares with an increase of +3.1% by the reference benchmark index, the MSCI AC Asia Ex-Japan Gross Index. The Fund’s share price dropped by -4.0% over the period, from $10.76 to $10.33. As the portfolio carried forward losses in the fiscal year, the Fund did not pay a dividend.

Value Partners took over the management of the portfolio on October 1, 2013. During the six-month period ended March 31, 2014, the Fund’s NAV per share was up $0.22 from $11.28 to $11.50. In percentage terms, the Fund’s total return performance was +2.0%. This compares with an increase of +2.7% by the reference benchmark index, the MSCI AC Asia Ex-Japan Gross Index. The Fund’s share price rose by 2.1% over the period, from $10.12 to $10.33.

The Asia Pacific Fund, Inc.

Table 3. Performance of Asia Pacific Fund, the Region and Major World Markets* (on a gross (dividend reinvested) basis to March 31, 2014, in USD terms)

	1 Yr %	3 Yrs %	5 Yrs %	10 Yrs %
Asia Pacific Fund – NAV	–3.5	–11.9	70.4	132.8
Asia Pacific Fund – Price	–4.0	–12.7	65.8	118.9
MSCI AC Asia Ex-Japan	3.1	3.2	109.4	150.3
S&P 500 Composite (Price)	19.3	41.2	134.7	66.3
MSCI Europe	25.2	29.7	130.9	116.4
Source: Morningstar (Value Partners)

*	Investment involves risk. Past performance figures shown are not indicative of future performance.

Portfolio Strategy

During the period, we gradually reduced the portfolio’s exposure to ASEAN countries as we remained wary about their current account deficit and the negative impact from US tapering. As a value investor, we aim to invest in companies at an attractive valuation. To this end, we have gradually increased exposure to some of the most attractively valued markets, particularly China and Korea. In particular, during the last quarter of 2013, we adjusted the portfolio to reflect our positive view particularly in the North Asian region. We added to positions in the consumer space, such as some Chinese domestic consumption plays on the back of a positive view of reforms in China. Meanwhile, we reduced our exposure in the industrials and tech sectors, and also reduced positions in Thailand ahead of further political uncertainty as well as trimming exposure to Taiwan. As we entered the first quarter of 2014, we selectively took profits on businesses with high levels of gearing or with limited growth of income/revenue. Meanwhile, we added some Taiwanese technology companies that are attractively valued in addition to our selected Chinese bank holdings. To make room for the new additions, we have taken profits from some Korean financials that have outperformed.

The Asia Pacific Fund, Inc.

Report of the Investment Manager (Unaudited)

continued

Table 4. Asset Allocation at Quarter Ends (% of Fund’s Net Assets)*

Country	Mar 31, 2013 (%)	Jun 30, 2013 (%)	Sep 30, 2013 (%)	Dec 31, 2013 (%)	Mar 31, 2014 (%)
North Asia	68.4	68.5	77.2	85.4	84.6
Hong Kong/China	36.4	33.7	38.9	49.6	50.7
South Korea	17.0	17.9	21.7	29.2	26.1
Taiwan	15.0	16.9	16.6	6.6	7.8
ASEAN	21.3	17.3	12.2	11.3	10.5
Singapore	4.1	3.5	2.9	6.9	6.4
Thailand	5.6	3.3	4.0	1.5	1.2
Indonesia	8.8	4.7	1.6	1.9	1.7
Philippines	1.8	2.1	1.9	0.0	0.0
Malaysia	1.0	3.7	1.8	1.0	1.2
South Asia	9.3	9.5	8.7	1.6	0.0
India	8.3	8.5	7.9	0.8	0.0
Sri Lanka	1.0	1.0	0.8	0.8	0.0
Cash & Others	1.0	4.7	1.9	1.7	4.9

*	Rounded up to the nearest tenth of one percent

Outlook

During the National People’s Congress in March, China’s Premier Li Keqiang acknowledged the risks to economic growth. He also expressed the government’s readiness to implement new policies to stabilize growth. We expect more measures to be introduced and implemented to help drive the Chinese economy and deliver growth of 7.2% to 7.5%. In particular, fixed asset investment in infrastructure and social housing, state-owned enterprise (SOE) reforms (including introducing competition in monopoly sectors), as well as financial sector reforms (including capital market liberalization) are the measures to look out for. Therefore, we are still expecting an improving second quarter with much of the growth back-ended towards the second half of the year.

Another theme that we will continue to watch for in coming months is the corporate default and trust issues in China, which have been putting Chinese banks under pressure. We continue to expect a turnaround in sentiment after the repayment peaks of corporate bonds and other trust products end in the second quarter. In fact, Chinese banks have already set aside significant provisions. The higher quality names, in particular, have limited exposure to corporate bonds and trust products. Regardless of the potential impact on Chinese banks, the market has already priced-in this significant credit event.

The Asia Pacific Fund, Inc.

Value Partners Hong Kong Limited

April 21, 2014

Past performance does not guarantee future results and current performance may be lower or higher than the past performance data quoted. The investment return and principal value will fluctuate, and shares, when sold, may be worth more or less than the original cost. Index returns do not include the effect of any sales charges, fund operating expenses or taxes. An investment cannot be made directly in an index.

Unless specified, all information contained on the pages is quoted as at 31 March 2014. This document is prepared by Value Partners Hong Kong Limited for information purposes only. It does not constitute a prospectus, an offer or an invitation to subscribe any securities, or a recommendation in relation to any securities. This investment manager’s report should not be copied or distributed to third parties without the written consent of Value Partners Hong Kong Limited. The Fund is not authorized by the Hong Kong Securities and Futures Commission (“SFC”) and therefore shares of the Fund are not available to retail investors in Hong Kong. This document has not been reviewed by the SFC. Issuer : Value Partners Hong Kong Limited.

The Asia Pacific Fund, Inc.

Portfolio of Investments

as of March 31, 2014

Shares	Description	Value (Note 1)
	LONG-TERM INVESTMENTS – 95.1%

	COMMON STOCKS – 81.4%

	CHINA (INCLUDING HONG KONG SAR) – 50.7%
2,754,000	Agricultural Bank of China Ltd. (Class “H” Shares) (Banking)	$1,200,093
3,304,000	Anhui Expressway Co. Ltd. (Class “H” Shares) (Industrials)	1,699,602
1,520,000	Asia Cement China Holdings Corp. (Materials)	1,205,183
13,548,000	Bank of China Ltd. (Class “H” Shares) (Banking)	6,008,524
2,804,000	Chaowei Power Holdings Ltd. (Consumer Discretionary)	1,142,350
2,230,000	China BlueChemical Ltd. (Class “H” Shares) (Materials)	1,150,003
5,269,000	China Construction Bank Corp. (Class “H” Shares) (Banking)	3,688,606
1,952,000	China Lilang Ltd. (Consumer Discretionary)	1,394,196
1,552,000	China Machinery Engineering Corp. (Class “H” Shares) (Materials)	1,114,503
205,500	China Mobile Ltd. (Telecommunication Services)	1,881,068
2,434,000	China Petroleum & Chemical Corp. (Class “H” Shares) (Energy)	2,177,781
3,381,000	China Power International Development Ltd. (Utilities)	1,172,551
912,000	China Resources Power Holdings Co. Ltd. (Utilities)	2,375,092
713,000	China Shenhua Energy Co. Ltd. (Class “H” Shares) (Energy)	2,059,073
1,996,000	China Telecom Corp. Ltd. (Class “H” Shares) (Telecommunication Services)	923,824
1,545,870	China Vanke Co. Ltd. (Class “B” Shares) (Real Estate – Developers)	2,570,969
864,000	CNOOC Ltd. (Energy)	1,298,813
4,000	Dah Sing Banking Group Ltd. (Banking)	6,312
4,000	Dah Sing Financial Holdings Ltd. (Banking)	18,823
2,493,000	Far East Consortium International Ltd. (Real Estate – Developers)	867,801
4,112,000	Hopefluent Group Holdings Ltd. (Real Estate – Developers)	1,373,052
326,000	Huaneng Power International, Inc. (Class “H” Shares) (Utilities)	311,857
5,451,000	Industrial & Commercial Bank of China Ltd. (Class “H” Shares) (Banking)	3,352,191
30,000	Lee & Man Chemical Co. Ltd. (Industrials)	13,228
249,000	Luk Fook Holdings International Ltd. (Consumer Discretionary)	786,502
1,358,479	Luthai Textile Co. Ltd. (Class “B” Shares) (Consumer Discretionary)	1,823,215
583,000	New World Department Store China Ltd. (Consumer Discretionary)	278,102

See Notes to Financial Statements.

The Asia Pacific Fund, Inc.

Shares	Description	Value (Note 1)
907,000	PCCW Ltd. (Telecommunication Services)	$454,874
1,914,000	Prosperity REIT (Real Estate Investment Trusts)	552,744
164,000	Shanghai Industrial Holdings Ltd. (Industrials)	546,561
648,500	Shimao Property Holdings Ltd. (Real Estate – Developers)	1,421,324
1,012,000	Sino Land Co. Ltd. (Real Estate – Developers)	1,487,372
3,065,000	Sino-Ocean Land Holdings Ltd. (Real Estate – Developers)	1,675,446
799,000	Sinopec Engineering Group Co. Ltd. (Class “H” Shares) (Industrials)	865,287
1,283,000	Sitc International Holdings Co. Ltd. (Industrials)	618,632
27,000	Sitoy Group Holdings Ltd. (Consumer Discretionary)	15,386
4,832,000	Skyworth Digital Holdings Ltd. (Consumer Discretionary)	2,653,816
116,000	Smartone Telecommunications Holdings Ltd. (Telecommunication Services)	129,213
2,922,000	Springland International Holdings Ltd. (Consumer Discretionary)	1,295,904
1,182,000	Texwinca Holdings Ltd. (Consumer Discretionary)	1,269,395
4,546,000	Welling Holding Ltd. (Consumer Discretionary)	1,383,170
689,500	Xtep International Holdings Ltd. (Consumer Discretionary)	295,125
95,426	Yantai Changyu Pioneer Wine Co. Ltd. (Class “B” Shares) (Consumer Staples)	232,275
1,490,000	Yuexiu Property Co. Ltd. (Real Estate – Developers)	307,355
3,687,000	Yuexiu Real Estate Investment Trust (Real Estate Investment Trusts)	1,825,318
1,583,400	Zhengzhou Coal Mining Machinery Group Co. Ltd. (Class “H” Shares) (Industrials)	904,333
782,400	Zoomlion Heavy Industry Science and Technology Co. Ltd. (Class “H” Shares) (Industrials)	544,699

		60,371,543

	INDONESIA – 1.7%
715,100	PT Bank Rakyat Indonesia (Persero) Tbk (Banking)	602,736
7,110,400	PT Telekomunikasi Indonesia Persero Tbk (Telecommunication Services)	1,386,403

		1,989,139

	MALAYSIA – 1.2%
72,100	Mah Sing Group Bhd (Real Estate – Developers)	48,133
403,800	NTPM Holdings Bhd (Consumer Staples)	104,490
132	United Overseas Australia Ltd. (Real Estate – Developers)	64
1,961,500	UOA Development Bhd (Real Estate – Developers)	1,303,462

		1,456,149

See Notes to Financial Statements.

The Asia Pacific Fund, Inc.

Portfolio of Investments

continued

Shares	Description		Value (Note 1)

	SINGAPORE – 6.4%
595,256	AIMS AMP Capital Industrial REIT (Real Estate Investment Trusts)	$	634,107
3,022,000	Asian Pay Television Trust (Consumer Discretionary)		1,777,788
111,000	Capitaretail China Trust (Real Estate Investment Trusts)		123,539
2,283,000	China Merchants Holdings Pacific Ltd. (Industrials)		1,742,332
137,000	DBS Group Holdings Ltd. (Banking)		1,761,102
584,000	Frasers Commercial Trust (Real Estate Investment Trusts)		582,654
625,000	Vard Holdings Ltd.* (Industrials)		496,860
2,126,000	Nam Cheong Ltd. (Industrials)		566,190

			7,684,572

	SOUTH KOREA – 12.4%
759	Alticast Corp.* (Software & Services)		8,307
194,660	DGB Financial Group, Inc. (Banking)		2,816,256
63,779	Kia Motors Corp. (Consumer Discretionary)		3,553,097
31,672	LG Corp. (Consumer Discretionary)		1,722,776
1,810	Samsung Electronics Co. Ltd. (Semiconductors & Semiconductor Equipment)		2,283,649
28,000	Shinhan Financial Group Co. Ltd. (Banking)		1,236,319
5,598	SK Innovation Co. Ltd. (Energy)		641,605
12,107	SK Telecom Co. Ltd. (Telecommunication Services)		2,451,086

			14,713,095

	TAIWAN – 7.8%
1,020,000	Advanced Semiconductor Engineering, Inc. (Semiconductors & Semiconductor Equipment)		1,132,124
172,000	Chicony Electronics Co. Ltd. (Technology Hardware & Equipment)		446,203
1,809,000	Compal Electronics, Inc. (Technology Hardware & Equipment)		1,283,126
255,000	Novatek Microelectronics Corp. (Semiconductors & Semiconductor Equipment)		1,168,131
150,000	Phison Electronics Corp. (Semiconductors & Semiconductor Equipment)		965,438
946,000	Primax Electronics Ltd. (Technology Hardware & Equipment)		1,017,371
192,000	Quanta Computer, Inc. (Technology Hardware & Equipment)		517,002
461,000	Syncmold Enterprise Corp. (Industrials)		797,790
349,000	Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)		1,358,066

See Notes to Financial Statements.

The Asia Pacific Fund, Inc.

Shares	Description		Value (Note 1)
165,000	UDE Corp. (Technology Hardware & Equipment)	$	590,592

			9,275,843

	THAILAND – 1.2%
91,400	Bangkok Bank PCL (Banking)		505,743
1,521,800	Krung Thai Bank PCL (Banking)		877,240

			1,382,983

	Total common stocks (cost $95,011,890)		96,873,324

	PREFERRED STOCKS – 13.7%

	SOUTH KOREA
3,417	Amorepacific Corp. (Consumer Staples)		1,694,937
4,511	Daelim Industrial Co. Ltd. (Industrials)		142,604
22,698	Hyundai Motor Co. (Consumer Discretionary)		2,676,123
36,594	Hyundai Motor Co. (PRFC) (Consumer Discretionary)		4,675,451
17,785	LG Corp. (Industrials)		540,509
2,731	Samsung Electronics Co. Ltd. (PRFC) (Semiconductors & Semiconductor Equipment)		2,711,886
27,887	Samsung Fire & Marine Insurance Co. Ltd. (Insurance)		3,864,280

	Total preferred stocks (cost $13,786,163)		16,305,790

	Total long-term investments (cost $108,798,053)		113,179,114

	SHORT-TERM INVESTMENT – 2.2%

	MONEY MARKET MUTUAL FUND
2,541,073	JPMorgan Prime Money Market Fund/Premier (cost $2,541,073)		2,541,073

	Total Investments – 97.3% (cost $111,339,126)		115,720,187
	Other assets in excess of liabilities – 2.7%		3,270,971

	Net Assets – 100.0%	$	118,991,158

The following abbreviations are used in the portfolio descriptions:

PRFC Preference Shares

REIT Real Estate Investment Trust

* Non-income producing security.

See Notes to Financial Statements.

The Asia Pacific Fund, Inc.

Portfolio of Investments

continued

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices generally in active markets for identical securities.

Level 2 – other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.

Level 3 – significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of March 31, 2014 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
China (including Hong Kong SAR)	$60,371,543	$—	$—
Indonesia	1,989,139	—	—
Malaysia	1,456,149	—	—
Singapore	7,684,572	—	—
South Korea	14,713,095	—	—
Taiwan	9,275,843	—	—
Thailand	505,743	877,240	—
Preferred Stocks
South Korea	16,305,790	—	—
Money Market Mutual Fund	2,541,073	—	—

Total	$114,842,947	$877,240	$—

See Notes to Financial Statements.

The Asia Pacific Fund, Inc.

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of March 31, 2014 were as follows:

Consumer Discretionary	22.5%
Banking	18.6
Real Estate – Developers	9.3
Industrials	8.0
Semiconductors & Semiconductor Equipment	8.1
Telecommunication Services	6.1
Energy	5.2
Insurance	3.2
Technology Hardware & Equipment	3.2
Utilities	3.2
Real Estate Investment Trusts	3.1
Money Market Mutual Fund	2.2
Materials	2.9
Consumer Staples	1.7

97.3
Other assets in excess of liabilities	2.7

100.0%

The Fund invested in derivative instruments (futures contracts) during the reporting period. The primary type of risk associated with these derivative instruments is equity risk. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Operations is presented in the summary below.

The effects of derivative instruments on the Statement of Operations for the year ended March 31, 2014 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Futures
Equity contracts	$(20,258)

For the year ended March 31, 2014, the Fund did not have any unrealized gain or (loss) on derivatives recognized in income. Additionally, there were no open derivative positions as at March 31, 2014.

See Notes to Financial Statements.

The Asia Pacific Fund, Inc.

Statement of Assets and Liabilities

as of March 31, 2014

Assets
Investments, at value (cost $111,339,126)	$	115,720,187
Foreign currency, at value (cost $2,771,368)		2,773,070
Receivable for investments sold		1,073,980
Dividends receivable		511,561
Prepaid expenses		55,101

Total assets		120,133,899

Liabilities
Payable for investments purchased		846,014
Accrued expenses and other liabilities		177,193
Investment management fee payable		94,783
Administration fee payable		24,751

Total liabilities		1,142,741

Net Assets	$	118,991,158

Net assets were comprised of:
Common stock, at par	$	103,441
Paid-in capital in excess of par		127,414,209

		127,517,650
Accumulated net investment loss		(32,458)
Accumulated net realized loss on investment and foreign currency transactions		(12,881,477)
Net unrealized appreciation on investments and foreign currencies		4,387,443

Net Assets, March 31, 2014	$	118,991,158

Net Asset Value per share
($118,991,158 ÷ 10,344,073 shares of common stock outstanding)	$	11.50

See Notes to Financial Statements.

The Asia Pacific Fund, Inc.

Statement of Operations

Year Ended March 31, 2014

Net Investment Loss

Income
Dividends (net of foreign withholding taxes of $315,989)	$	2,569,631

Expenses
Investment management fee		1,134,431
Legal fees and expenses		360,000
Administration fee		298,011
Directors’ fees and board expenses		225,000
Custodian’s fees and expenses		220,000
Reports to shareholders		148,000
Insurance		141,000
Audit fee		41,000
Transfer agent’s fees and expenses		26,000
Registration fees		25,000
Commitment fees		20,000
Miscellaneous		144,076

Total expenses		2,782,518

Net investment loss		(212,887)

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		10,691,744
Foreign currency transactions		(480,019)
Futures transactions		(20,258)

		10,191,467

Net change in unrealized appreciation (depreciation) on:
Investments		(14,265,881)
Foreign currencies		9,243

		(14,256,638)

Net loss on investment and foreign currency transactions		(4,065,171)

Net Decrease in Net Assets Resulting from Operations	$	(4,278,058)

See Notes to Financial Statements.

The Asia Pacific Fund, Inc.

Statement of Changes in Net Assets

		Year Ended March 31,
Increase (Decrease) in Net Assets		2014		2013

Operations
Net investment loss	$	(212,887)	$	(335,857)
Net realized gain on investment, foreign currency and future transactions		10,191,467		2,685,678
Net change in unrealized appreciation (depreciation) on investments and foreign currencies		(14,256,638)		204,702

Total increase (decrease)		(4,278,058)		2,554,523

Net Assets:
Beginning of year	$	123,269,216	$	120,714,693

End of year	$	118,991,158	$	123,269,216

See Notes to Financial Statements.

The Asia Pacific Fund, Inc.

Notes to Financial Statements

The Asia Pacific Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end, management investment company. The Fund’s investment objective is to achieve long-term capital appreciation through investment of at least 80% of investable assets in equity securities of companies in the Asia Pacific countries.

Note 1.	Accounting Policies

The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds portfolio securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Directors (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to the Investment Manager, Value Partners Hong Kong Limited. Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers and alternative valuation methods when market quotations are not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Portfolio of Investments.

Common stocks, exchange-traded funds, and derivative instruments that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price; they are classified as Level 1 of the fair value hierarchy except for exchange-traded and cleared swaps which are classified as Level 2 in the fair value hierarchy, as the prices are not public.

In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and asked prices, or at the last bid price in absence of an asked price. These securities are classified as Level 2 of the fair value hierarchy, as the inputs are considered to be significant to the valuation.

For common stocks traded on foreign securities exchanges, certain valuation adjustments will be applied when events occur after the close of the security’s foreign market and before the Fund’s normal pricing time. These securities are valued using pricing vendor services that

The Asia Pacific Fund, Inc.

Notes to Financial Statements

continued

provide adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy as the adjustment factors are observable and considered to be significant to the valuation.

Investments in open end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset value on the date of valuation.

Securities and other assets that cannot be priced using the methods described above are valued based on pricing methodologies approved by the Board. In the event that significant unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 of the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment manager in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange.

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at fiscal period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the fiscal period. Accordingly, these realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

The Asia Pacific Fund, Inc.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from sales and maturities of short-term securities and forward currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at fiscal period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. companies as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Stock Index Futures Contracts

A stock index futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a stock index futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on stock index futures contracts.

The Fund may utilize stock index futures contracts for hedging and investment purposes. Should market prices for the futures contracts or the underlying assets move in ways not anticipated by the Fund, losses may result. The use of futures contracts involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying assets being hedged or the exposures desired by the Fund.

Master Netting Arrangements

The Fund is subject to various Master Agreements, or netting arrangements, with select counterparties. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. The right to set-off exists when all the conditions are met such that each of the parties owes the other a determinable amount, the reporting party has the right to set-off the amount owed with the amount owed by

The Asia Pacific Fund, Inc.

Notes to Financial Statements

continued

the other party, the reporting party intends to set-off, and the right of set-off is enforceable by law. During the reporting period, there were no instances where the right of set-off existed and management has not elected to offset.

Securities Transactions and Net Investment Income

Securities transactions are recorded on the trade date. Realized and unrealized gains or losses from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on an accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. Actual results may differ from such estimates.

Dividends and Distributions

Dividends from net investment income, if any, are declared and paid at least annually in a manner that qualifies for the dividends-paid deduction. The Fund’s current intention is to distribute at least annually any current year net capital gains in excess of net capital loss carryforwards in a manner that avoids income and excise taxes being imposed on the Fund. Dividends and distributions are recorded on the ex-dividend date. The Fund may choose to satisfy the foregoing by making distributions in cash, additional Fund shares, or both.

The Fund could determine in the future to retain net long-term capital gains in respect of any fiscal year without affecting the ability of the Fund to qualify as a regulated investment company. In that case, the Fund would be subject to taxation on the retained amount and shareholders subject to U.S. federal income taxation would be required to include in income for tax purposes their shares of the undistributed amount and would be entitled to credits or refunds against their U.S. federal income tax liabilities with respect to their proportionate shares of the tax paid by the Fund.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

Taxes

It is the Fund’s current intention to continue to meet the requirements of the U.S. Internal Revenue Code of 1986, as amended (“the Code”) applicable to regulated investment companies and to distribute all of its taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is required. If the Fund determines in the future to retain capital gains, the Fund will provide for all required taxes.

Withholding tax on foreign dividends and interest and foreign capital gains tax is accrued in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

The Asia Pacific Fund, Inc.

Estimates

The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2.	Investment Management and

Administration Agreements

The Fund has a management agreement with Value Partners Hong Kong Limited (the “Investment Manager”), with effect from October 1, 2013; and through September 30, 2013, with Baring Asset Management (Asia) Limited and an administration agreement with Prudential Investments LLC (the “Administrator”).

The investment management fee is computed weekly and payable monthly at the following annual rates: 1.00% of the Fund’s average weekly net assets up to $100 million and 0.70% of such assets in excess of $100 million.

The administration fee is also computed weekly and payable monthly at the following annual rates: 0.25% of the Fund’s average weekly net assets up to $200 million and 0.20% of such assets in excess of $200 million.

Pursuant to the agreements, the Investment Manager provides continuous supervision of the investment portfolio and the Administrator provides occupancy and certain clerical, administrative and accounting services for the Fund. The Investment Manager and the Administrator each pays the cost of compensation of certain officers of the Fund. The Fund bears all other costs and expenses.

Note 3.	Portfolio Securities

Cost of purchases and proceeds from sales of investment securities, other than short-term investments, for the year ended March 31, 2014 aggregated $202,026,492 and $207,293,806 respectively. During the year, 43 index futures contracts were bought and sold/closed with an aggregate value of $2.904 million and $2.925 million, respectively.

Note 4.	Distributions and Tax Information

Distributions to shareholders are determined in accordance with United States federal income tax regulations, which may differ from generally accepted accounting principles. In order to present accumulated net investment loss, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to accumulated net investment loss, accumulated net realized loss on investment and

The Asia Pacific Fund, Inc.

Notes to Financial Statements

continued

foreign currency transactions and paid-in capital in excess of par. For the year ended March 31, 2014, the adjustments were to decrease accumulated net investment loss by $671,800, decrease accumulated net realized loss on investment and foreign currency transactions by $480,019 and to decrease paid-in capital in excess of par by $1,151,819 due to differences in the treatment for book and tax purposes of certain transactions involving foreign securities and currencies, net operating loss and other book to tax differences. Net investment loss, net realized gain (loss) on investment and foreign currency transactions, and net assets were not affected by these adjustments.

In the absence of taxable earnings for the years ended March 31, 2014 and March 31, 2013, the Fund did not make any distributions to shareholders.

In addition, as of March 31, 2014, there were no distributable earnings on a tax basis.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of March 31, 2014 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation
$111,627,459	$8,618,062	$(4,525,334)	$4,092,728

The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales and investments in passive foreign investment companies.

The adjusted net unrealized appreciation on a tax basis was $4,099,110, which included other tax basis adjustments of $6,382 that were primarily attributable to appreciation/depreciation of foreign currencies.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), the Fund is permitted to carryforward capital losses realized on or after April 1, 2011 (“post-enactment losses”) for an unlimited period. Post-enactment losses are required to be utilized before the utilization of losses incurred prior to the effective date of the Act. As a result of this ordering rule, capital loss carryforwards related to taxable years ending before March 31, 2012 (“pre-enactment losses”) may have an increased likelihood to expire unused. The Fund utilized approximately $11,362,000 of its pre-enactment losses to offset net taxable gains realized in the fiscal year ended March 31, 2014. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses. As of March 31, 2014, the pre and post-enactment losses were approximately:

Post-Enactment Losses:	$0

Pre-Enactment Losses:
Expiring 2018	$12,045,000

The Asia Pacific Fund, Inc.

The Fund elected to treat post-October capital losses of approximately $580,000 as having been incurred in the following fiscal year (March 31, 2015).

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s U.S. federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the U.S. Internal Revenue Service and state departments of revenue.

Note 5.	Capital

There are 30 million shares of $0.01 par value common stock authorized.

Note 6.	Borrowings

The Fund currently is a party to a committed credit facility with a bank. The credit facility provides for a maximum commitment of $20,000,000 (prior to July 24, 2013: $10,000,000). Interest on any borrowings under the credit facility is at contracted market rates. The Fund pays a commitment fee on the unused portion of the facility. The commitment fee is accrued daily and paid quarterly. The Fund’s obligations under the credit facility are secured by substantially all the assets of the Fund. The purpose of the credit facility is to assist the Fund with its general cash flow requirements, including the provision of portfolio leverage.

During the year ended March 31, 2014, the Fund did not utilize the credit facility.

The Asia Pacific Fund, Inc.

Financial Highlights

	Year ended March 31,
Per Share Operating Performance:	2014	2013
Net asset value, beginning of year	$11.92	$11.67

Net investment loss	(.02)	(0.03)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.40)	0.28

Total from investment operations	(.42)	0.25

Net asset value, end of year	$11.50	$11.92

Market value, end of year	$10.33	$10.76

Total investment return (a):	(4.00)%	1.70%

Ratios to Average Net Assets:
Total expenses (including loan interest) (c)	2.33%	2.16	%(b)
Net investment loss	(.18)%	(0.28)%

Supplemental Data:
Average net assets	$119,204,000	$117,996,000
Portfolio turnover rate	175%	180%
Net assets, end of year	$118,991,000	$123,269,000

(a)	Total investment return is calculated assuming a purchase of common stock at the current market value on the first day and a sale at the current market value on the last day of each fiscal year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. These calculations do not include brokerage commissions.
(b)	The expense ratios without loan interest expense would have been 2.11%, 2.15%, 2.00% and 2.21% for the fiscal years ended March 31, 2013, 2012, 2011 and 2010, respectively. No loan interest was incurred during the fiscal year ended March 31, 2014.
(c)	Does not include expenses of the underlying funds in which the Fund invests.

Shown above is selected data for a share of common stock outstanding-total investment return, ratios to average net assets and other supplemental data for the years indicated. This information has been determined based upon information provided in the financial statements and market price data for the Fund’s share.

See Notes to Financial Statements.

The Asia Pacific Fund, Inc.

	Year ended March 31,
Per Share Operating Performance:	2012		2011		2010
Net asset value, beginning of year	$13.06		$10.97		$6.75

Net investment income (loss)	(0.05)		(0.06)		(0.06)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.34)		2.15		4.28

Total from investment operations	(1.39)		2.09		4.22

Net asset value, end of year	$11.67		$13.06		$10.97

Market value, end of year	$10.58		$11.83		$9.95

Total investment return (a):	(10.57)%		18.89%		59.71%

Ratios to Average Net Assets:
Total expenses (including loan interest) (c)	2.15	%(b)	2.01	%(b)	2.22	%(b)
Net investment income (loss)	(0.40)%		(0.51)%		(0.61)%

Supplemental Data:
Average net assets	$123,601,000		$120,668,000		$100,915,000
Portfolio turnover rate	137%		136%		184%
Net assets, end of year	$120,715,000		$135,076,000		$113,440,000

See Notes to Financial Statements.

The Asia Pacific Fund, Inc.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

The Asia Pacific Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of The Asia Pacific Fund, Inc. (hereafter referred to as the “Fund”), including the portfolio of investments, as of March 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2014, by correspondence with the custodian, and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of March 31, 2014, and the results of its operations, the changes in its net assets and the financial highlights for the periods described in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

New York, New York

May 16, 2014

The Asia Pacific Fund, Inc.

Tax Information (Unaudited)

For the fiscal year ended March 31, 2014, the Fund made an election to pass through the maximum amount of the portion of the ordinary income dividends derived from foreign source income as well as any foreign taxes paid by the Fund in accordance with Section 853 of the U.S. Internal Revenue Code of the following amounts: $315,989 foreign tax credit from recognized foreign source income of $2,885,405.

In January 2015, shareholders will be advised on IRS Form 1099-DIV or Substitute Form 1099-DIV as to the federal tax status of dividends and distributions received in calendar year 2014.

The Asia Pacific Fund, Inc.

Dividend Reinvestment Plan (Unaudited)

Shareholders may elect to have all distributions of dividends and capital gains automatically re-invested in Fund shares (“Shares”) pursuant to the Fund’s Dividend Reinvestment Plan (“the Plan”). Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States Dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the custodian, as dividend disbursing agent. Shareholders who wish to participate in the Plan should complete the attached enrollment card or contact the Fund at 1-(800) 451-6788.

After the Fund declares a dividend or determines to make a capital gains distribution, if (1) the market price is lower than net asset value, the participants in the Plan will receive the equivalent in Shares valued at the market price determined as of the time of purchase (generally, following the payment date of the dividend or distribution); or if (2) the market price of Shares on the payment date of the dividend or distribution is equal to or exceeds their net asset value, participants will be issued Shares at the higher of net asset value or 95% of the market price.

There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent’s (Computershare Trust Company N.A.) fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

The Fund reserves the right to amend or terminate the Plan upon 90 days’ written notice to shareholders of the Fund.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Shares and cash for fractional Shares.

The Asia Pacific Fund, Inc.

Miscellaneous Information (Unaudited)

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available:

•	Without charge, by calling the Fund’s toll-free telephone number (888) “ASIA-PAC”.

•	On the Securities and Exchange Commission website, http://www.sec.gov.

Information regarding the Fund’s proxy voting record for the 12-month period ending June 30 of each year is filed with the SEC on Form N-PX no later than August 31 of each year. The Fund’s Form N-PX is available without charge, upon request, by calling the Fund at its toll free number 1-(888) 4-ASIA-PAC and on the SEC’s website (http://www.sec.gov).

New York Stock Exchange and Securities and Exchange Commission Certifications

The Fund is listed on the New York Stock Exchange. As a result, it is subject to certain corporate governance rules and related interpretations issued by the Exchange. Pursuant to those requirements, the Fund must include information in this report regarding certain certifications.

The Fund’s President and Treasurer file certifications with the Securities and Exchange Commission regarding the quality of the Fund’s public disclosure. The certifications are made pursuant to Section 302 of the Sarbanes-Oxley Act (“Section 302 Certifications”). The section 302 Certifications are filed as exhibits to the Fund’s annual report on Form N-CSR, which include a copy of the annual report together with certain other information about the Fund.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s N-Q Forms are available on the Commission’s website at http://www.sec.gov. The Fund’s N-Q Forms may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 (732-0330).

The Asia Pacific Fund, Inc.

Directors and Officers of the Fund (Unaudited)

Information pertaining to the Directors of the Fund is set forth below. Directors who are not deemed to be “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended (the 1940 Act) are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Fund are referred to as “Interested Directors.” The “Fund Complex” consists of the Fund and any other investment companies managed by Baring Asset Management (Asia) Limited (the Investment Manager).

Independent Directors

Name, Address** and Age	Positions with Fund***	Term of Office*** and Length of Time Served

Jessica M. Bibliowicz (54)	Director (Class II)	Since 2006

Robert H. Burns (84)	Director (Class I)	Since 1986

Michael J. Downey (70)	Director and Chairman (Class I)	Since 1986 Since 1999

Robert F. Gunia (67)	Director (Class III)	Since 1989

The Asia Pacific Fund, Inc.

Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director****

Private Investor; formerly, Chief Executive Officer of National Financial Partners. (NYSE:NFP), an independent distributor of financial services products. Formerly, President and Chief Operating Officer of John A. Levin & Co., a registered investment advisor.	1	Director of Realogy Holdings Corp.

Chairman, Robert H. Burns Holdings Limited (an investment business), Hong Kong; formerly, Chairman and Chief Executive Officer, Regent International Hotels Limited, Hong Kong.	1

Private Investor.	1	Director, Alliance Capital L.P. Mutual Fund Complex (101 funds); Trustee, Merger Fund.

Independent Consultant (since October 2009); formerly Chief Administrative Officer (September 1999-September 2009) and Executive Vice President (December 1996-September 2009) of Prudential Investments LLC; formerly Executive Vice President (March 1999-September 2009) and Treasurer (May 2000-September 2009) of Prudential Mutual Fund Services LLC; formerly President (April 1999-December 2008) and Executive Vice President and Chief Operating Officer (December 2008-December 2009) of Prudential Investment Management Services LLC; formerly Chief Administrative Officer, Executive Vice President and Director (May 2003-September 2009) of AST Investment Services, Inc.	1	Director of Advanced Series Trust, Prudential’s Gibraltar Fund, Inc. and The Prudential Series Fund. Director of ICI Mutual Insurance Company (since June 2012); Vice President and Director of Prudential Retail Mutual Fund Complex through September 2009.

The Asia Pacific Fund, Inc.

Directors and Officers of the Fund (Unaudited)

continued

Independent Directors continued

Name, Address** and Age	Positions with Fund***	Term of Office*** and Length of Time Served

Duncan M. McFarland (70)	Director (Class I)	Since 2005

David G. P. Scholfield (70)	Director (Class II)	Since 1988

Nicholas T. Sibley (75)	Director (Class III)	Since 2001
William G. Tung (64)	Director (Class II)	Since 2013

The Asia Pacific Fund, Inc.

Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director****

Formerly, Managing Partner and Chief Executive Officer, Wellington Management Company, LLP. (1994-2004); formerly Trustee, Financial Accounting Foundation (2001-2009).	1	Director of Gannett Co., Inc. and Via Science Inc.

Chairman, Acru China+ Absolute Return Fund; Director, Bank of China HK RMB Bond Fund and Wealth Achieve Series; Trustee and Investment and Finance Committee Chairman of two UK-registered Charitable Trusts; formerly, Managing Director Bank of Bermuda, Hong Kong (1998-2004) and Bank of Bermuda Country Head, Asia (2001-2004).	1

Fellow of the Institute of Chartered Accountants in England and Wales; Chairman of Aquarius Platinum Ltd.	1

President and CEO of GT International Associates (2011-Present); Managing Partner of AT-BCM LLC (2013-Present); Executive Director of the Shanghai Bund de Rockefeller Group Master Development Co. Ltd (2009-Present), formerly Chairman & Legal Rep (2005-2008); formerly, Managing Director of the Rockefeller Group Asia Pacific (2003-2010).	1

The Asia Pacific Fund, Inc.

Directors and Officers of the Fund (Unaudited)

continued

Information pertaining to the Officers of the Fund is set forth below.

Officers

Name, Address** and Age	Positions with Fund	Term of Office and Length of Time Served

Raymond Tam (39)	President	Since 2013

Grace C. Torres (54)	Vice President	Since 2008

M. Sadiq Peshimam (50)	Treasurer and Chief Financial Officer Assistant Treasurer	Since 2008 2005-2008

Deborah A. Docs (56)	Secretary Chief Legal Officer Assistant Secretary	Since 1998 Since 2006 1989-1998

Andrew R. French (51)	Assistant Secretary	Since 2007

Valerie M. Simpson (55)	Chief Compliance Officer	Since 2007

Theresa C. Thompson (51)	Deputy Chief Compliance Officer	Since 2008

**	The address of the Directors and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey, 07102-4077.

The Asia Pacific Fund, Inc.

Principal Occupations During Past 5 Years

Deputy Chief Executive Officer and Head of Sales of Value Partners Limited (since April 2008); formerly, Vice President at BlackRock.

Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly, Treasurer and Principal Financial and Accounting Officer of The Greater China Fund, Inc. (June 2007-February 2014).

Assistant Treasurer and Vice President (since 2005) and Director (2000-2005) within Prudential Mutual Fund Administration.

Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI.; formerly, Chief Legal-Officer and Secretary of The Greater China Fund, Inc. (January 2007-February 2014).

Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary of PMFS; formerly, Assistant Secretary of The Greater China Fund, Inc. (June 2007-February 2014).

Chief Compliance Officer (since April 2007) of Prudential Investments and AST Investment Services, Inc.; formerly Vice President – Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance (2007-2009); formerly, Chief Compliance Officer of The Greater China Fund, Inc. (June 2007-February 2014).

Vice President, Compliance, PI (since April 2004); and Director, Compliance, PI (2001-2004); formerly, Deputy Chief Compliance Officer of The Greater China Fund, Inc. (December 2007-February 2014).

***	The Fund’s Charter and Bylaws provide that the Board of Directors is divided into three classes of Directors, as nearly equal in number as possible. Each Director serves for a term of three years, with one class being elected each year. Each year the term of office of one class will expire.

****	This column includes all directorships of companies required to register, or file reports with the Commission under the Securities Exchange Act of 1934 (the Exchange Act) (i.e., “public companies”) and other investment companies registered under the 1940 Act.

Privacy Notice

This privacy notice is being provided on behalf of the companies listed in this notice. It describes how information about you is handled and the steps we take to protect your privacy. We call this information “customer data” or just “data.” If you have other Prudential products or relationships, you may receive a separate privacy notice describing the practices that apply to those products or relationships. If your relationship with us ends, we will continue to handle data about you the same way we handle customer data.

Protecting Customer Data

We maintain physical, electronic, and procedural safeguards to protect customer data. The only persons who are authorized to have access to it are those who need access to do their jobs. We require them to keep the data secure and confidential.

Information We Collect

We collect data you give us and data about the products and relationships you have with us, so that we can serve you, including offering products and services to you. It includes, for example:

•	your name and address,
•	income and Social Security number.

We also collect data others give us about you, for example:

•	medical information for insurance applications,
•	consumer reports from consumer reporting agencies, and
•	participant information from organizations that purchase products or services from us for the benefit of their members or employees, for example, group life insurance.

Sharing Data

We may share data with affiliated companies and with other companies so that they can perform services for us or on our behalf. We may, for example, disclose data to other companies for customer service or administrative purposes. We may disclose limited information such as:

•	your name,
•	address, and
•	the types of products you own

to service providers so they can provide marketing services to us.

We may also disclose data as permitted or required by law, for example:

•	to law enforcement officials,
•	in response to subpoenas,
•	to regulators, or
•	to prevent fraud.

We do not disclose data to Prudential affiliates or other companies to allow them to market their products or services to you. We may tell you about a product or service that a Prudential company or other companies offer. If you respond, that company will know that you were in the group selected to receive the information.

Annual Notices

We will send notices at least once a year, as federal and state laws require. We reserve the right to modify this policy at any time.

If you have questions about Prudential’s Privacy Notice please call us. The toll-free number is (800) 236-6848.

Prudential, the Prudential logo and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

Your Financial Security, Your Satisfaction & Your Privacy Privacy 0019 Ed. 3/2014
MUTU-D5563

Many Prudential Financial companies are required to send privacy notices to their customers. This notice is being provided to customers of the Prudential Financial companies listed below:

Insurance Companies and Separate Accounts

Prudential Insurance Company of America, The

Prudential Annuities Life Assurance Corporation

Pruco Life Insurance Company

Pruco Life Insurance Company of New Jersey

Prudential Retirement Insurance and Annuity Company (PRIAC)

PRIAC Variable Contract Account A

CG Variable Annuity Account I & II (Connecticut General)

Pruco Insurance Company of Iowa

All separate accounts that include the following names: Prudential, Pruco, or PRIAC

Insurance Agencies

Prudential Insurance Agency, LLC

Broker-Dealers and Registered Investment Advisers

AST Investment Services, Inc.

Prudential Annuities Distributors, Inc.

Global Portfolio Strategies, Inc.

Pruco Securities, LLC

Prudential Investment Management, Inc.

Prudential Investment Management Services LLC

Prudential Investments LLC

Prudential Private Placement Investors, L.P.

Bank and Trust Companies

Prudential Bank & Trust, FSB

Prudential Trust Company

Investment Companies and Other Investment Vehicles

Asia Pacific Fund, Inc., The

Prudential Investments Mutual Funds

Prudential Capital Partners, L.P.

Target Asset Allocation Funds

Target Portfolio Trust, The

Advanced Series Trust

The Prudential Series Fund

Private Placement Trust Investors, LLC

All funds that include the following names: Prudential or PCP

MUTU-D5563

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 973-367-7521, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Robert F. Gunia, member of the Board’s Audit Committee is an “audit committee financial expert” and that he is “independent” for purpose of this Item.

Item 4 – Principal Accountant Fees and Services –

(a)	Audit Fees

For the fiscal years ended March 31, 2014 and March 31, 2013, KPMG, the Registrant’s principal accountant, billed the Registrant $40,800 and $46,000, respectively for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b)	Audit-Related Fees

None.

(c)	Tax Fees

None.

(d)	All Other Fees

None.

(e) (1)	Audit Committee Pre-Approval Policies and Procedures

The Audit committee must pre-approve, or adopt appropriate procedures to pre-approve, all audit and non-audit services to be provided by the independent auditors, including applicable non-audit services provided to the Company’s investment adviser and any entity in a control relationship with the investment adviser that provides ongoing services to the Company that relate directly to the operations and financial reporting of the Company.

(e) (2)	Percentage of services referred to in 4(b)- (4)(d) that were approved by the audit committee –

Not applicable.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)	Non-Audit Fees

Not applicable to Registrant and to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

(h)	Principal Accountants Independence

The Registrant’s audit committee was not required to consider whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 – Audit Committee of Listed Registrants –

The registrant has a separately designated standing audit committee (the “Audit Committee”) established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the Audit Committee are: Robert F. Gunia, Duncan M. McFarland, David G.P. Scholfield and Nicholas T. Sibley.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies –

The registrant has adopted policies and procedures with respect to the voting of proxies related to portfolio securities. These procedures delegate to Value Partners Hong Kong Limited, the investment manager, the responsibility for voting proxies, subject to the continuing oversight of the registrant’s board of directors. The registrant’s procedures provide that the board of directors annually reviews the investment manager’s proxy voting policies and procedures and the investment manager’s proxy votes on behalf of the registrant.

A copy of the investment manager’s proxy voting policies and procedures is set forth below:

Value Partners Group Limited

Proxy Voting Policies and Procedures

1.	Introduction

Under SEC Rule 206(4)-6, an investment adviser has to (i) adopt and implement written policies and procedures that are reasonably designed to ensure that it votes client securities in the best interests of its clients, (ii) describe its proxy voting policies and procedures to clients and provide copies on request, and (iii) disclose to clients how they may obtain information on how the adviser voted their securities.

Value Partners (“VP”) has adopted the following policies and procedures for proxy voting.

If client agreements for services are silent as to proxies, the SEC believes the adviser is generally responsible for voting proxies.

2.	General Voting Principles

Where VP has responsibility for voting proxies, VP will take measures reasonably designed to ensure that they are voted in the best interest of its clients, which generally means voting with a view to enhancing the value of client securities.

The financial interest of VP’s clients is the primary consideration in determining how their proxies should be voted. VP will take reasonable measures to obtain knowledge of meetings; to ensure that proxies are received by VP in sufficient time for it to take action; to vote them; and to return them in time to be counted.

VP may refrain from voting if it reasonably believes that the matters to be voted on have no significant effect on clients’ interests or if there is a pending sell order for the security. VP may also refrain from voting if the cost or other burden would be unreasonable (e.g., where translation of documentation regarding foreign securities would be required). VP may vote against or refrain from voting on a particular agenda item if it reasonably believes that the proxy statement has not provided sufficient information to justify a vote in favor.

VP will take measures reasonably designed to permit it to act on an informed basis with respect to issues presented by proxies. The sources of VP’s information will include the knowledge on the basis of which VP has invested client funds in the company and knowledge gained in following the investment. VP may supplement its knowledge by reference to publications or other readily available public sources but VP does not expect to independently investigate facts relating to issues presented by proxy statements.

2.1	Conflicts of interests

There may be occasions where voting may present an actual or potential conflict of interest between VP, as the investment adviser, and its clients.

Potential conflicts of interest situations may include:

1.	Business relationships, where VP has a substantial business relationship with a company and failure to vote in favor of management could harm VP’s relationship with the company;

2.	Personal relationships, where VP has a personal relationship with corporate directors or candidates for directorship; or

3.	Family relationships where VP may have personal or business relationships relating to a company (e.g. a spouse or relative who serves as a director of a publicly traded company).

For any voting proposals where VP determines that it has a material conflict of interest, VP will take steps designed to ensure a decision to vote that is based on the clients’ best interest and is not the product of the conflict, in which, VP may:

(i) refer the proposals to the clients and obtain instructions from the clients on how to vote the proxies relating to those proposals;

(ii) (if VP is in a position to disclose the conflict to the clients i.e., such information is not confidential) determine how it proposes to vote the proposals on which it has a conflict, disclose the conflict to the clients and seek their consent before exercising a proxy;

(iii) take such other action such as consulting an independent third party such as external legal counsel as VP reasonably deems appropriate.

Proxy proposals that are “routine” are presumed not to involve a material conflict of interest for VP, unless VP has actual knowledge that a routine proposal should be treated differently. For this purpose, “routine” proposals would typically include matters such as uncontested election of directors, meeting formalities, and approval of periodic reports/financial statements.

2.2	Substantive issues presented for voting

It is not possible to present a comprehensive roadmap for the voting of proxies. The following general guidelines set out our general approach but each situation must be judged on its own merits.

The decision to invest in a company normally represents confidence in the management of that company. Consequently, in the absence of evidence reducing our confidence in management, VP will give considerable weight (by no means conclusive weight) to management recommendations, except in the case of issues directly affecting the interests of management itself, such as management compensation.

VP will generally support management recommendations about the internal operations of the company or which are not expected to have a significant economic effect on the company or its security-holders. Proposals which are likely to have significant economic effect on the company and its security-holders will be subject to greater scrutiny on a case-by-case basis.

VP favors having strong independent directors and supports the delegation of key functions (such as compensation, audit and nominating committees) to independent directors. VP will generally oppose classification of directors.

Proposals for re-capitalizations, mergers, corporate restructuring and anti-takeover measures such as “poison pills” will be carefully scrutinized to ascertain possible benefits and disadvantages to security-holders. Management recommendations with respect to such transactions will be reviewed in the light of possible management self-interest.

Proposals regarding stock-option plans and other compensation issues will be carefully scrutinized. Since VP’s investment philosophy strongly favors long-term capital appreciation, its assessment of proposals for management compensation will take into account positioning for achievement of long-term goals as well as short-term performance.

Unless VP concludes that substantial financial interests of its clients are at risk or has client instructions to the contrary, VP will generally leave to management discretion matters involving social, environmental, ethical or similar issues.

These general guidelines are not exhaustive and do not include all potential voting issues. Proposals not covered by the guidelines and contested situations are evaluated on a case-by-case basis, taking into consideration all of the relevant facts and circumstances at the time of the vote.

Regardless of the issues presented VP will be mindful of its duty to vote proxies in the best interest of its clients. VP may defer to instructions of its clients as to voting their securities with respect to specific issues as it deems appropriate.

3.	Internal Procedures

3.1	Responsibility of Fund Administration Team

Fund Administration Team is responsible for coordinating with respective custodians to assure that proxies are received by VP in sufficient time to take action. Also, they will follow up with responsible Fund Managers for voting and to ensure that reasons for the decision on voting non-routine proxy proposals (e.g. special resolution for an EGM, cash/scrip dividend selection, etc) are clearly stated by the responsible Fund Manager.

Fund Administration Team should arrange for signature and return the proxies in time to be counted. All relevant documents should be properly kept as stated in Section 4 below.

3.2	Responsibility of Fund Managers

Proxy voting decisions should be made primarily by the Fund Manager who follows the particular stock under investment. However, the respective Portfolio Manager can revise the vote and make the final decision for his/her managed portfolio. The decision/vote should be made in accordance with the principles above and in a timely manner.

Upon voting on non-routine proxy proposals (e.g. special resolution for an EGM, cash/scrip dividend selection, etc), reasons for making the voting decision must be clearly stated so as to support the decision made by the responsible Fund Manager.

3.3	Independent Checking by Internal Auditor

An independent review on proxy voting measures and documents will be performed by Internal Auditor periodically to ensure VP votes the proxies in the best interests of its clients and properly complies with the company policy.

4.	Recordkeeping

In compliance with another SEC rule (Rule 204-2) VP will maintain appropriate records regarding proxies as follows: VP will maintain

(1) copies of these proxy voting policies and procedures and any amendments to them;

(2) proxy statements received regarding client securities;

(3) records of how proxies were voted;

(4) written client requests for VP’s proxy voting records and copies of VP’s written responses to such requests;

(5) documents created by VP that were material to its decisions on how to vote proxies or that memorialized the bases for its decisions; and

(6) documentation relating to the identification and resolution of conflicts of interest, if any.

These records will be retained for at least five years in a readily accessible place, and for the first two years in VP’s own office.

VP has disclosed in Form ADV Part 2A: (i) a description of VP’s Proxy Voting Policy and Procedures and (ii) information about how clients may obtain information on how VP voted their securities.

5.	Client requests for information and/or copies

Clients may obtain copies of these proxy voting policies and procedures at any time.

Clients may obtain information as to what issues were voted upon by VP in respect of their securities and how their proxies were voted on such issues. Information will be provided promptly with respect to any period for which VP retains records on-site, and after a reasonable period of time if resort to off-site records is required.

The above information may be obtained by making request in writing to VP’s Chief Compliance Officer at 9th Floor, Nexxus Building, 41 Connaught Road Central, Hong Kong.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies –

(a)(1)	Norman Man Kei Ho, Senior Investment Director, Value Partners Limited

Length of Service at Value Partners Limited: 18 years

Norman joined Value Partners in 1995 and was promoted to Investment Director and Senior Investment Director in 2010 and January 2014, respectively. He has extensive experience in the fund management and investment industry, with a focus on research and portfolio management. He is a key leader in Value Partners’ investment process, including a high degree of responsibility for portfolio management.

He graduated with a Bachelor’s degree in Social Sciences (majoring in Management Studies) from The University of Hong Kong. He is a CFA charterholder.

(a)(2)	In addition to the Fund, Mr. Ho was also responsible for the day-to-day management of the portfolio of the following accounts as of March 31, 2014:

	Number of Accounts	Number of Accounts with Performance Fee	Assets Under Management ($ US mil)	Assets Under Management with Performance Fee ($ US mil)
Registered Investment Companies	—	—	—	—
Segregated Institutional
Other Pooled Investment Vehicles	3	3	$4,120	$4,120

There is no material conflict between the management of Asia Pacific Fund versus other funds.

(a)(3)	Portfolio Managers are compensated via his/her annual salary plus potential for a performance bonus if the majority of the funds managed by the Portfolio Managers and his/her team achieved their excess returns objectives.

(a)(4)	As of March 31, 2014, Mr. Ho did not beneficially own any equity securities in the Fund.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers –

There were no purchases made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended, of shares of the registrant’s equity securities made in the period covered by this report.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)     The Asia Pacific Fund, Inc.

By (Signature and Title)*	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date	May 16, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Raymond Tam
Raymond Tam
President and Principal Executive Officer

Date	May 16, 2014

By (Signature and Title)*	/s/ M. Sadiq Peshimam
M. Sadiq Peshimam
Treasurer and Chief Financial Officer

Date	May 16, 2014